                                                                    EXHIBIT 10.5
                                 MEDICODE, INC.

                         REGISTRATION RIGHTS AGREEMENT



     This Agreement is made as of September 16, 1993 among Medicode, Inc., a Utah corporation (the "Company") and the persons and entities listed as Investors in the signature section at the end of this Agreement.

      1.  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Master Investment Agreement" shall mean the Master Investment
           ---------------------------
Agreement dated of even date herewith.

          "Shares" shall mean the Series A Preferred Stock sold pursuant to the
           ------
Master Investment Agreement and the Common Stock issued or issuable upon exercise of the Bridge Warrants, the Purchase Warrants and the Selling Shareholder Warrant (all as defined therein) issued pursuant to the Master Investment Agreement.

          "Purchasers" shall mean the persons and entities holding Shares issued
           ----------
pursuant to the Master Investment Agreement.

          "Restricted Securities" shall mean the securities of the Company
           ---------------------
required to bear the legends set forth in the Master Investment Agreement.

          "Act" shall mean the Securities Act of 1933, as amended.
           ---

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Act.

          "Register," "registered" and "registration" shall refer to a
           --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registrable Securities" shall mean (i) the Common Stock issued or
           ----------------------
issuable upon conversion of the Shares (the "Conversion Stock") and (ii) any Common Stock or other securities issued or issuable with respect to the Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Shares, provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

          "Holder" shall mean any Purchaser holding Registrable Securities
           ------
(including Shares) and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with paragraph 10 hereof.

          "Initiating Holders" shall mean any Holders who in the aggregate
           ------------------
possess at least 30% of the Registrable Securities.

          "Registration Expenses" shall mean all expenses, except Selling
           ---------------------
Expenses as otherwise stated below, incurred by the Company in complying with paragraphs 2, 3 and 4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of a single counsel for the selling shareholders, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions, stock transfer taxes applicable to the securities registered by the Holders.

      2.  Requested Registration.
          ----------------------

          (a)  Request for Registration.  In case the Company shall receive from
               ------------------------
Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to at least 30% of the shares of Registrable Securities (or any lesser number of shares of Registrable Securities having an expected aggregate offering price, net of underwriting discounts and commissions, greater than $7,500,000), the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act and any other govern mental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

          Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this paragraph 2:

               (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

               (2) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three
(3) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

               (3) After the Company has effected two such registrations pursuant to this paragraph 2(a), and such registrations have been declared or ordered effective; or

               (4) If the Company shall furnish to such Holders a certificate signed by the President of the Company that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this paragraph 2 shall be deferred for a period not to exceed 90 days from the date of receipt of written request from the Initiating Holders, provided,
                                                                    --------
however, that the Company may not make such certification more than once every twelve (12) months.

          Subject to the foregoing clauses (1) through (5), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders and in any event within ninety (90) days after receipt of such request.

          (b) Underwriting.  In the event that a registration pursuant to this
              ------------
paragraph 2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to paragraph 2(a)(i). In such event, the right of any Holder to such registration shall be conditioned upon such Holder's participation in the underwriting arrangements required by this paragraph 2, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

          The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this paragraph 2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement, provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

          If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

      3.  Company Registration.
          --------------------

          (a)  Notice of Registration.  If at any time or from time to time the
               ----------------------
Company shall determine to register any of its securi ties, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

               (i)  promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

          (b)  Underwriting.  If the registration of which the Company gives
               ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to paragraph 3(a)(i). In such event the right of any Holder to registration pursuant to this paragraph 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders pro posing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an under writing agreement in customary form with the managing underwriter selected for such underwriting by the Company.

          Notwithstanding any other provision of this paragraph 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities or other securities to be included in such registration or exclude them entirely. Provided, however, that all securities other than Registrable Securities and securities sold by the Company shall be eliminated first and if further reduction is needed then Registrable Securities may be excluded entirely from the Company's initial public offering but must comprise at least 30% of any subsequent offering. The Company shall so advise all Holders and other holders distributing their securities through such under writing and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among the holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities held by such holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares.

          If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

          (c) Right to Terminate Registration.  The Company shall have the right
              -------------------------------
to terminate or withdraw any registration initiated by it under this paragraph 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

      4.  Registration on Form S-3.
          ------------------------

          (a) If any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this paragraph 4 in any calendar year. The substantive provisions of paragraph 3(b) shall be applicable to each registration under this paragraph 4.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this paragraph 4: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act; (ii) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within sixty (60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed at such time, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder provided that the Company may not make such certification more than once every twelve
(12) months.

      5.  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with (i) two registrations pursuant to paragraph 2 and (ii) all registrations pursuant to paragraphs 3 and 4 shall be borne by the Company.

      6.  Registration Procedures.  In the case of each registration,
          -----------------------
qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for one hundred and twenty (120) days or earlier if the distribution described in the Registration Statement has been completed;

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

      7.  Indemnification.
          ---------------

          (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Act, and each other such

Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Not withstanding the foregoing, the liability of each Holder under this subsection
(b) shall be limited in an amount equal to the public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder.

          (c) Each party entitled to indemnification under this paragraph 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, provided, however, that the Indemnifying Party shall bear the
                 --------
expense of independent counsel for the Indemnified Party if the Indemnified Party reasonably determines that representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying

Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

      8.  Information by Holder.  The Holder or Holders of Registrable
          ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

      9.  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Act or the Securities Exchange Act of 1934, as amended.

          (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

          (c) So long as a Purchaser owns any Restricted Securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

      10. Transfer of Registration Rights.  The rights to cause the Company to
          -------------------------------
register securities granted Purchasers under paragraphs 2, 3 and 4 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Purchaser provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 50,000 Shares and/or the Conversion Stock into which the Shares are convertible. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned, in connection with a distribution by such Purchaser, to any parent or subsidiary company or to any partner, former partner, or the estate of any such partner without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

      11. Standoff Agreement.  Each Holder agrees, so long as such Holder holds
          ------------------
at least one percent (1.0%) of the Company's outstanding voting equity securities, in connection with the Company's initial public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters, provided that the officers and directors of the Company enter into similar agreements.

     12.  Termination of Registration Rights.  All rights of the Holders under
          ----------------------------------
this Agreement shall terminate five years from the date of the Company's initial public offering.

      13. Amendment of Registration Rights.  Any provision of the Agreement may
          --------------------------------
be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

     14.  Limitations on Subsequent Registration Rights.  From and after the
          ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Sections 2, 3 or 4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration. Notwithstanding the foregoing Purchasers who acquire Shares pursuant to the Master Investment Agreement subsequent to the date hereof, shall become a party to this Agreement by appending a page hereto.

     15.  Entire Agreement.  This Agreement constitutes the full and entire
          ----------------
understanding and agreement among the parties with regard to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

      16. Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of Utah as such laws are applied to agreements between Utah residents entered into and to be performed entirely within Utah.

      17. Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

      18. Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (a) if to a Holder, at such Holder's address set forth at the end of this Agreement, or at such other address as such Holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company, or (b) if to the

Company, at its address set forth at the end of this Agreement, or at such other address as the Company shall have furnished to the Holders and each such other holder in writing.

      19. Severability.  Any invalidity, illegality or limitation on the
          ------------
enforceability of the Agreement or any part thereof, by any Holder whether arising by reason of the law of the respective Holder's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Holders. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      20. Titles and Subtitles.  The titles of the paragraphs and subparagraphs
          --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      21. Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      22. Delays or Omissions.  It is agreed that no delay or omission to
          -------------------
exercise any right, power or remedy accruing to the Holders, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a Holder of any breach or default under this Agreement, or any waiver by a Holder of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a Holder, shall be cumulative and not alternative.

      23. Attorney Fees.  If any action at law or in equity is necessary to
          -------------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.


COMPANY:            MEDICODE, INC.


                    By: _______________________________

                    Title: ____________________________

                    Address:  5225 Wiley Post Way
                              Salt Lake City, UT 84116


INVESTORS:          SEQUOIA CAPITAL GROWTH FUND


                    By: _______________________________

                    Title: ____________________________

                    Address:  3000 Sand Hill Road
                              Building 4, Suite 280
                              Menlo Park, CA  94025


                    SEQUOIA TECHNOLOGY PARTNERS III


                    By: _______________________________

                    Title: ____________________________

                    Address:  3000 Sand Hill Road
                              Building 4, Suite 280
                              Menlo Park, CA  94025


                    SEQUOIA CAPITAL V


                    By: _______________________________

                    Title: ____________________________

                    Address:  3000 Sand Hill Road
                              Building 4, Suite 280
                              Menlo Park, CA  94025

                    SEQUOIA TECHNOLOGY PARTNERS V


                    By: _______________________________

                    Title: ____________________________

                    Address:  3000 Sand Hill Road
                              Building 4, Suite 280
                              Menlo Park, CA  94025


                    SEQUOIA XXIII


                    By: _______________________________

                    Title: ____________________________

                    Address:  3000 Sand Hill Road
                              Building 4, Suite 280
                              Menlo Park, CA  94025


                    TRIDENT CAPITAL


                    By: _______________________________

                    Title: ____________________________

                    Address:  One Bush Street
                              15th Floor
                              San Francisco, CA  94104


                    PARIBAS U.S. PARTNERS, V.O.F.


                    By: _______________________________

                    Title: ____________________________

                    Address:  101 California Street
                              Suite 3150
                              San Francisco, CA  94111


                    PARVEST U.S. PARTNERS II, C.V.


                    By: _______________________________

                    Title: ____________________________

                    Address:  101 California Street
                              Suite 3150
                              San Francisco, CA  94111


                    U.S. GROWTH FUND PARTNERS, C.V.


                    By: _______________________________

                    Title: ____________________________

                    Address:  101 California Street
                              Suite 3150
                              San Francisco, CA  94111


                    PARTECH PROFIT SHARING ON BEHALF OF
                      THOMAS G. MCKINLEY


                    By: _______________________________

                    Title: ____________________________

                    Address:  101 California Street
                              Suite 3150
                              San Francisco, CA  94111


                    TRADEINVEST LIMITED

                    By: _______________________________

                    Title: ____________________________

                    Address:  101 California Street
                              Suite 3150
                              San Francisco, CA  94111


                    MULTINVEST LIMITED


                    By: _______________________________

                    Title: ____________________________

                    Address:  101 California Street
                              Suite 3150
                              San Francisco, CA  94111


                    TRIDENT CAPITAL PARTNERS FUND-I, L.P.


                    By: _______________________________

                    Title: ____________________________

                    Address:  One Bush Street
                              15th Floor
                              San Francisco, CA  94104


                    ----------------------------------
                    Eugene Horbach, dba E&H Properties

                    Address:  1220-116th Avenue, N.E.
                              Bellevue, WA  98004

ADDITIONAL INVESTORS FOR SERIES A CLOSING


                    ST. PAUL FIRE AND MARINE INSURANCE COMPANY


                    By: _______________________________
                              Everett V. Cox,
                              Investment Officer

                    Address:  8500 Normandale Lake Blvd.
                              Bloomington, MN 55437-3831



                    GALEN ASSOCIATES


                    By: _______________________________

                    Title: ____________________________

                    Address:  666 Third Avenue
                              Suite 1400
                              New York, NY 10017



                    GALEN PARTNERS II, L.P.
                    By:  GWW Partners, L.P.


                    By: _______________________________

                    Title:  General Partner
                           ----------------------------

                    Address:  666 Third Avenue
                              Suite 1400
                              New York, NY 10017

                    GALEN PARTNERS INTERNATIONAL II, L.P.
                    By:  GWW Partners, L.P.


                    By: _______________________________

                    Title:  General Partner
                           ----------------------------

                    Address:  666 Third Avenue
                              Suite 1400
                              New York, NY 10017